             As filed with the Securities and Exchange Commission
                              on August 26, 1998
                      Registration No. 33-70988; 811-8118

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]

                        Post-Effective Amendment No. 7             [X]

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                                Amendment No. 9                          [X]
                       (Check appropriate box or boxes)
                           ________________________

                             LIFE & ANNUITY TRUST
        (Exact Name of Registrant as specified in Certificate of Trust)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006


[_]   Immediately upon filing pursuant    [_]   on _________ pursuant
      to Rule 485(b), or                        to Rule 485(b)

[_]   60 Days after filing pursuant       [_]   on _________ pursuant
      to Rule 485(a)(1), or                     to Rule 485(a)(1)

[X]   75 days after filing pursuant       [_]   on _________ pursuant
      to Rule 485(a)(2), or                     to Rule 485(a)(2)

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

   This Post-Effective Amendment No. 7 to the Registration Statement of Life & Annuity Trust (the "Trust") is being filed to register the "plain English" Prospectus and related Statement of Additional Information ("SAI") for the Asset Allocation, Equity Value, Growth, Money Market, Strategic Growth and U.S. Government Allocation Funds, to register the new Corporate Bond Fund, and to make certain other non-material changes.

                             LIFE & ANNUITY TRUST
                             --------------------
                             Cross Reference Sheet
                             ---------------------

Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Cover Page
2               Not Applicable
                Financial Highlights
3               How to Read the Financial Highlights
4               Participating Insurance Companies
                Key Information
                Organization and Management of the Funds
5               Organization and Management of the Funds
6               Organization and Management of the Funds
                Additional Services and Other Information
7               Investing in the Funds
                Additional Services and Other Information
8               Investing in the Funds
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page
11              Table of Contents
12              Management
                Other
13              Investment Restrictions
                Additional Permitted Investment Activities
                Risk Factors
14              Management
15              Management
                Capitol Stock
16              Management
                Counsel
                Independent Auditors
17              Portfolio Transactions
18              Capital Stock
                Other
19              Determination of Net Asset Value
20              Federal Income Taxes
21              Management
                Portfolio Transactions
22              Performance Calculations
23              Financial Information

Part C          Other Information
------          -----------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

November 4, 1998

                                                         Wells Fargo LAT Trust




Wells Fargo LAT Trust
Prospectus



Asset Allocation Fund          Please read this Prospectus and keep it for
                               future reference. It is designed to provide
Corporate Bond Fund            you with important information and to help you
                               decide if a Fund's goals match your own.
Equity Value Fund
                               These securities have not been approved or
Growth Fund                    disapproved by the U.S. Securities and
                               Exchange Commission ("SEC"), any state
Money Market Fund              securities commission or any other regulatory
                               authority, nor have any of these authorities
Strategic                      passed upon the accuracy or adequacy of this
Growth Fund                    Prospectus. Any representation to the contrary
                               is a criminal offense.
U.S. Government
Allocation Fund                Fund shares are NOT deposits or other
                               obligations of, or issued, endorsed or
Investment Advisor             guaranteed by, Wells Fargo Bank, N.A. ("Wells
and Administrator:             Fargo Bank"), Barclays Global Investors, N.A.,
                               Wells Capital Management Incorporated ("Wells
Wells Fargo Bank               Capital Management" or "WCM"), or any of
                               their affiliates. Fund shares are NOT insured
Investment Sub-                or guaranteed by the U.S. Government, the
Advisors:                      Federal Deposit Insurance Corporation ("FDIC"),
                               the Federal Reserve Board or any other
Barclays Global                governmental agency. AN INVESTMENT IN A FUND
Fund Advisors                  INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS
                               OF PRINCIPAL.
Wells Capital
Management

Distributor and
Co-Administrator:

Stephens Inc.

About this Prospectus
--------------------------------------------------------------------------------

What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?

We have rewritten our Prospectus in "plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                Important  information you should look for:
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective and Investment Policies
ARROW]
                What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           A summary of the Fund's key permitted investments and practices.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          What are key risk factors for the Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Provides additional information about the Fund.
--------------------------------------------------------------------------------

Why is italicized print used throughout this Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand about these Funds?

Each Fund has a Statement of Additional Information that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-680-8920. The Statement of Additional Information and other information for the Funds is also available on the SEC's web site (http://www.sec.gov).

Table of Contents

                        Key Information                            4

                        Summary of Expenses                        ?

--------------------------------------------------------------------------------

The Funds               Asset Allocation Fund                      5

This section            Corporate Bond Fund                        8
contains important
information about       Equity Value Fund                         10
the individual
Funds.                  Growth Fund                               13

                        Money Market Fund                         16

                        Strategic Growth Fund                     19

                        U.S. Government Allocation Fund           22

                        General Investment Risks                  25

--------------------------------------------------------------------------------

Your Investment         Investing in the Funds                    27

Turn to this section    Additional Services and
for information on       Other Information                        32
your investments
including how to buy
and sell Fund shares.

--------------------------------------------------------------------------------

Reference                Organization and
                          Management of the Funds                 35
Look here for
details on the           How to Read the Financial Highlights     40
organization of
the Funds and            Glossary                                 42
term definitions.

Key Information
--------------------------------------------------------------------------------

Participating Insurance Companies

   The Funds are available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. Wells Fargo LAT Trust currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, Wells Fargo LAT Trust's Board of Trustees intends to monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. Well Fargo LAT Trust assumes no responsibility for such prospectuses.

Who are "We"?

In this Prospectus, "We" generally means the Well Fargo LAT Trust Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.

What are the "Funds"?

In this Prospectus, the "Funds" refers to the Wells Fargo LAT Trust Funds listed on the cover of this Prospectus.

Dividends

We pay dividends, if any, monthly for the Corporate Bond, Money Market and U.S. Government Allocation Funds. We pay dividends, if any, quarterly for the Asset Allocation, Equity Value and Growth Funds and we pay dividends, if any, annually for the Strategic Growth Fund.

4  Wells Fargo LAT Trust Prospectus

Asset Allocation Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Barclays Global Fund Advisors
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Asset Allocation Fund seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

                Investment Policies

                We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           The asset classes we invest in are composed as follows:

                . Stock Investments--We invest in common stocks representative of the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, stock investments are made according to a weighted formula intended to match the total return of the S&P 500 Index as closely as possible;

                . Bond Investments--We invest in U.S. Treasury Bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index have remaining maturities of twenty years or more; and

                . Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

                In addition, under normal market conditions, we may invest:

                . In call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;

                .  In interest rate and index swaps; and

                . Up to 25% of total assets in foreign obligations qualifying as money market investments.


                                           Wells Fargo LAT Trust Prospectus    5

--------------------------------------------------------------------------------

                We manage the allocation of investments in the Fund's portfolio assuming a "normal" allocation of 60% stocks and 40% bonds. This is not a "target" allocation but rather a means to set a level of risk tolerance for the Fund.

                We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 25 and the specific risks listed below. They are equally important to your investment choice.

                You should consider that we may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual security.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Barclays Global Fund Advisors ("BGFA"), as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions for expected risks and returns and investor attitudes for risk. The model is run daily and recommendations are made in 5% increments. No single person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes.

6  Wells Fargo LAT Trust Prospectus

Asset Allocation Fund                                      Financial Highlights
See "How to Read the Financial
Highlights" on page 40.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                             (Unaudited)
                             Six Months                                           From Inception
                                  Ended   Year Ended   Year Ended   Year Ended       on April 15,
                                June 30,     Dec. 31,     Dec. 31,     Dec. 31,  1994 to Dec. 31,
                                   1998         1997         1996         1995              1994
-------------------------------------------------------------------------------------------------
 Net Asset Value,
  beginning of period        $    11.99   $    11.42   $    11.27   $     9.71          $  10.00
   Net investment income
    (loss)                         0.24         0.60         0.56         0.55              0.30
   Net realized and
    unrealized gain (loss)
    on investments                 1.46         1.73         0.69         2.21             (0.19)
-------------------------------------------------------------------------------------------------
 Total from investment
  operations                       1.70         2.33         1.25         2.76              0.11
-------------------------------------------------------------------------------------------------
 Less Distributions:
  Dividends from net
   investment income              (0.24)       (0.60)       (0.56)       (0.55)            (0.30)
  Distributions from net
   realized gain                   0.00        (1.16)       (0.54)       (0.65)            (0.10)
-------------------------------------------------------------------------------------------------
 Total from Distributions         (0.24)       (1.76)       (1.10)       (1.20)            (0.40)
-------------------------------------------------------------------------------------------------
 Net Asset Value, end of
  period                     $    13.45   $    11.99   $    11.42   $    11.27          $   9.71
-------------------------------------------------------------------------------------------------
 Total Return                     14.26%       20.88%       11.46%       28.95%             1.13%
-------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000)              $  117,229   $   86,506   $   51,797   $   25,467          $  7,464
-------------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
   Ratio of expenses to
    average net assets             0.87%        0.80%        0.69%        0.41%             0.00%
   Ratio of net investment
    income to average net assets   3.99%        5.20%        5.34%        5.58%             6.30%
   Portfolio turnover                17%         156%           4%          97%                0%
-------------------------------------------------------------------------------------------------
   Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses            0.98%        0.85%        0.80%        1.22%             2.24%
-------------------------------------------------------------------------------------------------
   Ratio of net investment
    income (loss) to average
    net assets prior to
    waived fees and
    reimbursed expenses            3.88%        5.15%        5.23%        4.77%             4.06%
-------------------------------------------------------------------------------------------------
=================================================================================================
PERIOD-END
RETURNS                            1998         1997         1996         1995              1994
=================================================================================================
                                  14.26%       20.88%       11.46%       28.95%             1.13%
-------------------------------------------------------------------------------------------------

                                           Wells Fargo LAT Trust Prospectus    7

Corporate Bond Fund
--------------------------------------------------------------------------------

               Portfolio Managers:        Graham Allen (since 11/98)
                                          John Burgess (since 11/98)
                                          Jacqueline Flippin (since 11/98)
                                          Daniel Kokoska (since 11/98)
                                          Scott Smith (since 11/98)
--------------------------------------------------------------------------------

[LOGO OF       Investment Objective
ARROW]
               The Corporate Bond Fund seeks a high level of current income consistent with prudent investment risk.

               Investment Policies

               We seek a high rate of current income by actively managing a diversified portfolio consisting primarily of corporate debt securities. When purchasing these securities we consider, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. We may invest in securities of any maturity. Under normal market conditions, we expect to maintain a dollar-weighted average maturity for portfolio securities of between 10 and 15 years. We also may invest in U.S. Government obligations.
--------------------------------------------------------------------------------

[LOGO OF       Permitted Investments
PERCENTAGE
SIGN]          Under normal market conditions, we invest:

               .  at least 65% of our total assets in corporate debt securities;

               .  in U.S. Government obligations;

               . no more than 25% of our total assets in debt securities that are below investment grade; and

               . no more than 25% of our total assets in securities of foreign issuers.

               We may temporarily hold assets in cash or money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments; either to maintain liquidity or for short-term purposes when we believe it is in the best interests of shareholders to do so.


8  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

[LOGO OF       Important Risk Factors
EXCLAMATION
POINT]         You should consider both the General Investment Risks beginning on page 25 and the specific risks listed below.They are both important to your investment choice.

               We may invest in securities regardless of their rating or in securities that are unrated, or in default at the time of purchase.


                                           Wells Fargo LAT Trust Prospectus    9

Equity Value Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Rex Wardlaw (since 5/98)
                                      Allen Wisniewski (since 5/98)
                                      Gregg Giboney (8/98)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Equity Value Fund seeks to provide investors with long-term capital appreciation.

                Investment Policies

                We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that are trading at low price-to-earnings ratios, as measured against the stock market as a whole or against the individual stock's own price history. In addition we look at the price-to-book value and price-to-cash flow ratios of companies for indications of attractive valuation. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stocks. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . primarily in common stocks of both large, well-established companies and smaller companies with market capitalization exceeding $50 million at the time of purchase;

                . in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

                . up to 25% of our assets in foreign companies through American Depositary Receipts and similar instruments.

                We may also purchase convertible debt securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.


10  Wells Fargo LAT Trust Prospectus

-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 25 and the specific risks listed below. They are both important to your investment choice.

                Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.
-------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Our strategy of buying stocks with low price-to-earnings ratios is commonly known as a value strategy.

                                          Wells Fargo LAT Trust Prospectus   11

Equity Value Fund                                           Financial Highlights

See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

============================================================
FOR A SHARE OUTSTANDING
============================================================
                                              (Unaudited)
                                          From Inception
                                                on May 1,
                                         1998 to June 30,
                                                    1998
------------------------------------------------------------
 Net asset value, beginning of period            $ 10.00
------------------------------------------------------------
 Income from investment operations:
  Net investment income                             0.02
  Net realized and unrealized gain (loss)
   on investments                                  (0.28)
------------------------------------------------------------
 Total from investment operations                  (0.26)
------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.02)
  Distributions from net realized gain              0.00
------------------------------------------------------------
 Total from distributions:                         (0.02)
------------------------------------------------------------
 Net asset value, end of period                  $  9.72
------------------------------------------------------------
 Total return (not annualized)                     (2.61)%
------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)               $ 2,083
------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           1.05%
  Ratio of net investment income to
   average net assets                               2.98%
------------------------------------------------------------
 Portfolio turnover                                    1%
------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              9.00%
------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed  (4.97)%
   expenses (loss)
------------------------------------------------------------
============================================================
PERIOD-END RETURNS                                  1998
============================================================
These returns reflect fee waivers and              -2.61%
reimbursements, and are not a guarantee
of future performance.
------------------------------------------------------------

12  Wells Fargo LAT Trust Prospectus

Growth Fund
--------------------------------------------------------------------------------

                Portfolio Managers:   Allen Ayvazian (since 12/97)
                                      Kelli Hill (since 2/97)
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Growth Fund seeks to earn current income and achieve long-term capital appreciation.

                Investment Policies

                We seek current income and long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks. We actively manage a diversified portfolio of the securities and we look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, or have above-average dividends yields. We look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history. We may also invest in the stocks of medium-to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we invest:

                . at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

                . at least 65% of our total assets in income producing securities;

                . the majority of our total assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of June 1998, this range was from $470 million to $296 billion. The range is expected to change frequently.);

                . up to 25% of our total assets in foreign companies through American Depositary Receipts and similar instruments; and

                .  up to 15% of our total assets in emerging markets.

                We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.


                                          Wells Fargo LAT Trust Prospectus   13

--------------------------------------------------------------------------------

[LOGO OF          Important Risk Factors
EXCLAMATION
POINT]            You should consider both the General Investment Risks
                  beginning on page 25 and the specific risks listed below. They are both important to your investment choice.

                  Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.
--------------------------------------------------------------------------------

[LOGO OF          Additional Fund Facts
ADDITION
SIGN]             We have a quarterly dividend policy.  Prior to January 28,
                  1998, the Fund was known as the "Growth and Income Fund".

14  Wells Fargo LAT Trust Prospectus

Growth Fund                                                 Financial Highlights

See "How to Read the Financial Highlights" on page 40.
-------------------------------------------------------------------------------

====================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================
                                              (Unaudited)
                                              Six Months                                            From Inception
                                                   Ended     Year Ended   Year Ended  Year Ended       on April 12,
                                                 June 30,       Dec. 31,     Dec. 31,    Dec. 31,  1994 to Dec. 31,
                                                    1998           1997         1996        1995              1994
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period            $ 16.79       $ 15.34     $ 12.91   $ 10.30             $ 10.00
----------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                      0.06        0.19        0.20        0.22                0.14
  Net realized and unrealized gain (loss)
   on investments                                   2.78        2.48        2.68        2.77                0.30
----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                   2.84        2.67        2.88        2.99                0.44
----------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment income             (0.06)      (0.19)      (0.20)      (0.22)              (0.14)
  Distributions from net realized gain              0.00       (1.03)      (0.25)      (0.16)               0.00
----------------------------------------------------------------------------------------------------------------------
 Total from distributions:                         (0.06)      (1.22)      (0.45)      (0.38)              (0.14)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 19.57     $ 16.79     $ 15.34     $ 12.91            $  10.30
----------------------------------------------------------------------------------------------------------------------
 Total return (not annualized)                     16.94%     17.33%       22.44%      29.19%              4.47%
----------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000s)              $ 90,461   $ 71,944     $ 33,381    $ 10,920            $  2,136
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets (annualized):
  Ratio of expenses to average net assets           0.98%      0.65%        0.60%       0.43%               0.00%
  Ratio of net investment income to
   average net assets                               0.71%      1.19%        1.53%       2.05%               3.00%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                   44%       124%          95%         84%                21%
----------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses              1.08%      1.01%        1.12%       2.02%              10.18%
--------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income to average
   net assets prior to waived fees and reimbursed
   expenses (loss)                                  0.61%      0.83%        1.01%       0.46%              (7.18)%
--------------------------------------------------------------------------------------------------------------------
====================================================================================================================
PERIOD-END RETURNS                                   1998      1997         1996         1995      1994
====================================================================================================================
These returns reflect fee waivers and              16.94%      17.33%      22.44%       29.19%     4.47%
reimbursements, and are not a guarantee of
future performance.
--------------------------------------------------------------------------------------------------------------------


                                          Wells Fargo LAT Trust Prospectus   15

Money Market Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Wells Capital Management
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Money Market Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

                Investment Policies

                We actively manage a portfolio of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investments including, for example, repurchase agreements.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           Under normal market conditions, we invest in:

                . commercial paper rated at the date of purchase as "P-1" by Moody's or "A-1+" or "A-1" by S&P;

                .  negotiable certificates of deposits and banker's acceptances;

                .  repurchase agreements;

                .  U.S. Government obligations;

                . short-term, U.S. dollar-denominated debt obligations of U.S. branches of foreign banks and foreign branches of U.S. banks;

                .  municipal obligations; and

                .  shares of other money market funds.


16  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks listed on page 25 and the specific risks listed below. They are both important to your investment choice.

                There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.
--------------------------------------------------------------------------------

[LOGO OF
ADDITION
SIGN]


                                          Wells Fargo LAT Trust Prospectus   17

Money Market Fund                                          Financial Highlights


                          See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

===================================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================================
                                           (Unaudited)
                                           Six Months                                                      From Inception
                                               Ended      Year Ended       Year Ended      Year Ended           on May 19,
                                             June 30,        Dec. 31,         Dec. 31,        Dec. 31,    1994 to Dec. 31,
 For the period ended:                          1998            1997             1996            1995                1994
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of
 period                                       $    1.00      $   1.00       $    1.00        $   1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                     0.02          0.05            0.05            0.05             0.03
  Net realized and unrealized
   gain (loss) on investments                      0.00          0.00            0.00            0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                  0.02          0.05            0.05            0.05             0.03
-----------------------------------------------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net investment
   income                                         (0.02)        (0.05)          (0.05)          (0.05)           (0.03)
  Distributions from net realized
   gain                                            0.00          0.00            0.00            0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total from distributions:                        (0.02)        (0.05)          (0.05)          (0.05)           (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $    1.00      $   1.00       $    1.00        $   1.00        $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total return                                      2.41%         5.04%           4.72%           5.41%            2.71%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000)             $  14,481      $ 14,788       $  12,667        $  5,823        $   1,492
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                      0.77%         0.53%           0.51%           0.42%            0.00%
  Ratio of net investment income
   to average net assets                           4.81%         4.95%           4.64%           5.15%            4.63%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                 N/A           N/A             N/A             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                              1.22%         1.07%           1.22%           3.83%           11.43%
-----------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
  to average net assets prior to
  waived fees and reimbursed
  expenses                                         4.36%         4.41%           3.93%           1.74%           (6.80%)
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
PERIOD-END RETURNS                                                1998          1997        1996         1995       1994
===================================================================================================================================
These returns reflect fee waivers and reimbursements,            2.41%        5.04%        4.72%        5.41%      2.71%
and are not a guarantee of future performance.
-----------------------------------------------------------------------------------------------------------------------------------


18  Wells Fargo LAT Trust Prospectus

Strategic Growth Fund
-------------------------------------------------------------------------------

                Portfolio Managers:   Jon Hickman  (since 5/98)
                                      Chris Greene (since 5/98)
-------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The Strategic Growth Fund seeks to provide investors with an above-average level of capital appreciation.

                Investment Policies

                We seek an above-average level of capital appreciation for investors willing to assume above-average risk. We actively manage a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.
-------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENT
SIGN]           Under normal market conditions, we may invest:

                . in at least 20 common stock issues spread across a number of different industry groups;

                . at least 65% of our assets in common stocks and securities which are convertible into common stocks that we believe have better-than-average prospects to increase in value;

                . up to 40% of our assets in initial public offerings and/or small and newer equity issues;

                . at least 65% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap/TM/ Index (As of June 1998, this range was from $470 million to $11.3 billion. The range is expected to change frequently.);

                .  up to 15% of our assets in emerging markets; and

                .  up to 15% of our assets in certain call and put options.

                We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interests of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.


                                          Wells Fargo LAT Trust Prospectus   19

Strategic Growth Fund
-------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 25 and the specific risks listed below. They are both important to your investment choice. This Fund is designed for investors willing to assume above average risk. We may invest in companies that:

                .  pay low or no dividends;

                .  have smaller market capitalization;

                .  have less market liquidity;

                . have no or relatively short operating histories or are newly public;

                . have aggressive capital structures, including high debt levels; or

                . are involved in rapidly growing or changing industries and/or new technologies.

                The Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           We have an annual dividend policy.

20  Wells Fargo LAT Trust Prospectus

Strategic Growth Fund                                      Financial Highlights

See "How to Read the Financial Highlights" on page 40.
--------------------------------------------------------------------------------

===============================================================================
FOR A SHARE OUTSTANDING
===============================================================================

                                               (Unaudited)
                                            From Inception
                                                 on May 1,
                                          1998 to June 30,
 For the period ended:                                1998
-------------------------------------------------------------------------------
 Net Asset Value, beginning of
  period                                        $    10.00
-------------------------------------------------------------------------------
  Net investment income (loss)                        0.00
  Net realized and unrealized
   gain (loss) on investments                         2.83
-------------------------------------------------------------------------------
 Total from investment operations                     2.83
--------------------------------------------------------------------------------
 Less Distributions:
  Dividends from net investment
   income                                             0.00
  Distributions from net realized
   gain                                               0.00
-------------------------------------------------------------------------------
 Total from Distributions                             0.00
-------------------------------------------------------------------------------
 Net Asset Value, end of Period                 $    12.83
-------------------------------------------------------------------------------
 Total return                                        28.30%
-------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of period (000)               $      336
-------------------------------------------------------------------------------
 Ratios to average net assets
  (annualized):
  Ratio of expenses to average
   net assets                                         1.06%
  Ratio of net investment income
   to average net assets                              0.13%
-------------------------------------------------------------------------------
 Portfolio turnover                                    102%
-------------------------------------------------------------------------------
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed expenses                       36.72%
 Ratio of net investment income
  (loss) to average net assets
  prior to waived fees and
  reimbursed expenses                               (35.53%)
-------------------------------------------------------------------------------
===============================================================================
PERIOD-END RETURNS                                               1998
===============================================================================
These returns reflect fee waivers                               28.30%
and reimbursements, and are not
a guarantee of future performance.
-------------------------------------------------------------------------------

                                          Wells Fargo LAT Trust Prospectus   21

U.S. Government Allocation Fund
--------------------------------------------------------------------------------

                Advisor:       Wells Fargo Bank

                Sub-Advisor:   Barclays Global Fund Advisors
--------------------------------------------------------------------------------

[LOGO OF        Investment Objective
ARROW]
                The U.S. Government Allocation Fund seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

                Investment Policies

                We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.
--------------------------------------------------------------------------------

[LOGO OF        Permitted Investments
PERCENTAGE
SIGN]           The asset classes we invest in are composed as follows:

                . Long-Term Investments -- We invest in U.S. Treasury bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index have maturities of twenty years or more.

                . Intermediate-Term Investments -- We invest in U.S. Treasury securities representative of the Lehman Brothers U.S. Government Intermediate Bond Index. Bonds on this Index have maturities of one to twenty years.

                . Short-Term Investments -- We invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

                In addition, under normal market conditions, we invest:

                .  at least 65% of total assets in U.S. Government obligations;
                   and

                . up to 25% of total assets in foreign obligations qualifying as money market investments.

                As long as we keep 65% of assets in U.S. Government obligations, we are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single asset class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations,


22  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

                repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interests of shareholders to do so. The Fund is a diversified portfolio.
--------------------------------------------------------------------------------

[LOGO OF        Important Risk Factors
EXCLAMATION
POINT]          You should consider both the General Investment Risks beginning on page 25 and the specific risks listed below. They are equally important to your investment choice.

                We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks.
--------------------------------------------------------------------------------

[LOGO OF        Additional Fund Facts
ADDITION
SIGN]           Barclays Global Fund Advisors, as the Sub-Advisor, uses a
                proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions for expected risks and returns and investor attitudes for risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes.

                                          Wells Fargo LAT Trust Prospectus   23

U.S. Government Allocation Fund                            Financial Highlights

                         See "How to Read the Financial Highlights" on page 40.
-------------------------------------------------------------------------------

=============================================================================================
FOR A SHARE OUTSTANDING
=============================================================================================
                           (Unaudited)
                            Six Months                                         From Inception
                                 Ended  Year ended  Year ended  Year ended       on April 26,
                              June 30,    Dec. 31,    Dec. 31,    Dec. 31,   1994 to Dec. 31,
 For the period ended:            1998        1997        1996        1995               1994
---------------------------------------------------------------------------------------------
 Net asset value, beginning of
  period                          $  10.27   $  10.13   $  10.30     $   9.63     $  10.00
---------------------------------------------------------------------------------------------
  Net investment income (loss)        0.25       0.58       0.56         0.60         0.40
  Net realized and unrealized
   gain (loss) on investments         0.02       0.15      (0.17)        0.77        (0.37)
---------------------------------------------------------------------------------------------
 Total from investment
  operations                          0.27       0.73       0.39         1.37          0.03
---------------------------------------------------------------------------------------------
 Less distributions:
  Dividends from net
   investment income                 (0.25)     (0.58)     (0.56)       (0.60)        (0.40)
  Distributions from net
   realized gain                      0.00      (0.01)      0.00        (0.10)         0.00
---------------------------------------------------------------------------------------------
 Total from distributions            (0.25)     (0.59)     (0.56)       (0.70)        (0.40)
---------------------------------------------------------------------------------------------
 Net asset value, end of period   $  10.29   $  10.27   $  10.13     $  10.30       $   9.63
---------------------------------------------------------------------------------------------
 Total return                         2.66%      7.47%      3.99%       14.40%          0.41%
---------------------------------------------------------------------------------------------
 Ratios/supplemental data:
  Net assets, end of
   period (000)                   $ 30,060   $ 23,894   $ 13,527      $ 4,855       $    866
---------------------------------------------------------------------------------------------
 Ratios to average net
  assets (annualized):
  Ratio of expenses to
   average net assets                 0.90%      0.64%      0.60%        0.45%          0.00%
  Ratio of net investment
   income to average net assets       4.98%      5.75%      5.75%        5.82%          7.35%

---------------------------------------------------------------------------------------------
 Portfolio turnover                     98%       135%        222%        405%           130%
---------------------------------------------------------------------------------------------
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses                 1.09%      0.97%      1.18%        2.46%         12.73%
---------------------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets prior to
  waived fees and
  reimbursed  expenses                4.79%      5.42%      5.17%        3.81%         (5.38%)
---------------------------------------------------------------------------------------------
=============================================================================================
PERIOD-END RETURNS                          1998     1997     1996     1995      1994
=============================================================================================
These returns reflect fee                   2.66%    7.47%    3.99%    14.40%    0.41%
waivers and reimbursements,
and are not a guarantee of
future performance.
---------------------------------------------------------------------------------------------

24  Wells Fargo LAT Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

 . Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

 . We cannot guarantee we will meet our investment objectives. Also, we cannot guarantee that we will be able to maintain a $1.00 per share net asset value for the Money Market Fund.

 . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

 . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

 . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

 . An investment in a single Fund, by itself, does not constitute a complete investment plan.

The Funds invest in securities that involve particular kinds of risk.

 . The Funds invest in equities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 . The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has


                                          Wells Fargo LAT Trust Prospectus   25

--------------------------------------------------------------------------------

   adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. The Corporate Bond fund may continue to hold debt instruments that cease to be rated by a nationally recognized ratings organization or whose rating falls below the levels permitted for such Fund, provided Wells Fargo Bank deems the securities to be of comparable quality to rated or higher-rated securities. Unrated or downgraded securities may be more susceptible to interest rate and credit risk than rated or higher-rated securities.

 . The Funds that invest in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

 . The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Funds themselves.

 . The Asset Allocation, Equity Value and U.S. Government Allocation Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

 . The Asset Allocation, U.S. Government Allocation and Corporate Bond Funds also invest a portion of their assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

 .  The Corporate Bond Fund may enter into forward currency exchange contracts
   ("forward contracts") to try to reduce currency exchange risks to the Funds from foreign securities investments. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

 . The market value of lower rated, fixed-income securities and unrated securities of comparable quality tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. Even securities rate "BBB" by S&P or by Moody's ratings which are considered investment grade, possess some speculative characteristics.

What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.


26  Wells Fargo LAT Trust Prospectus

General Investment Risks
--------------------------------------------------------------------------------

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Emerging Market Risk-- The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk-- The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk-- The risk that a practice may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Prepayment Risk-- The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.


                                          Wells Fargo LAT Trust Prospectus   27

--------------------------------------------------------------------------------

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

Year 2000 Risk-- Many computer software systems in use today cannot distinguish the Year 2000 from the Year 1900. Most of the services provided to the Funds depend on the proper functioning of computer systems. Any failure to adapt these systems in time could hamper the Funds' operations and services. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their systems and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, because the Year 2000 issue affects virtually all organizations and governments, the companies or entities in which the Funds invest also could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


        ========================================================================
        Investment Practice/Risk

        The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.

        Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

        Remember, each Fund is designed to meet different investment needs and objectives.

        In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
        ========================================================================


28  Wells Fargo LAT Trust Prospectus

                                                                                                                             US
                                                                   ASSET    CORPORATE  EQUITY           MONEY   STRATEGIC GOVERNMENT
                                                                ALLOCATION     BOND    VALUE  GROWTH    MARKET    GROWTH  ALLOCATION
====================================================================================================================================
INVESTMENT PRACTICE:                     RISK:
====================================================================================================================================
FLOATING AND VARIABLE RATE DEBT
Instruments with interest rates          Interest Rate and            *         *          *       *        *          *      *
that are adjusted either on a            Credit Risk
schedule or when an index or
benchmark changes.
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A transaction in which the seller        Credit and                   *         *          *       *        *          *      *
of a security agrees to buy back         Counter-Party Risk
a security at an agreed upon time
and price, usually with interest.
------------------------------------------------------------------------------------------------------------------------------------
OTHER MUTUAL FUNDS
The temporary investment in              Market Risk                  *         *          *       *        *          *      *
shares of another mutual
fund.  A pro rata portion of the
other fund's expenses, in addition
to the expenses paid by the Funds,
will be borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS
Dollar-denominated debt obligations of   Information, Liquidity                                             *
foreign branches of U.S. banks or U.S.   Political, Regulatory,
branches of foreign banks.               and Diplomatic Risk
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES
Securities issued by a non-U.S. company  Information, Political,      *         *          *       *                   *      *
or debt of a foreign government,         Regulatory, Diplomatic,
sometimes in the form of an American     Liquidity and Currency
Depositary Receipt or similar            Risk
instrument.  Limited to 25% of total
assets.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
Investments in companies located         Information, Political                                    *                   *
or operating in countries considered     Regulatory, Diplomatic
developing or to have "emerging"         and Currency Risk
stock markets. Generally, these
investments have the same type of
risks as foreign securities, but
to a higher degree. Limited to
15% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS
The right or obligation to receive       Credit, Information and
or deliver a security or cash            Liquidity Risk
payment depending on the security's
price or the performance of an index
or benchmark.
------------------------------------------------------------------------------------------------------------------------------------
Options on Specific Securities                                        *                    *                                  *
Options on a Stock Index                                                                                                      *
Stock Index Futures and options                                       *                    *                                  *
  on Stock Index Futures
  to protect liquidity and
  portfolio value
------------------------------------------------------------------------------------------------------------------------------------
PRIVATELY ISSUED SECURITIES
Securities that are not publicly         Liquidity Risk               *         *          *       *                   *      *
traded but which may be resold
in accordance with Rule 144A of
the Securities Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
The practice of loaning securities       Credit, Counter-Party        *         *          *       *                   *      *
to brokers, dealers and financial        and Leverage Risk
institutions to increase return on
those securities. Loans may be
made in accordance with existing
investment policies and may not
exceed 33 1/3% of total assets.
------------------------------------------------------------------------------------------------------------------------------------
BORROWING POLICIES
The ability to borrow an equivalent      Leverage Risk                *         *          *       *        *          *      *
of 10% of total assets (20% for the
Allocation Funds) from banks for
temporary purposes to meet
shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be readily        Liquidity Risk               *         *          *       *        *          *      *
sold, or cannot be readily sold
without negatively affecting its fair
price. Limited to 15% of total
assets (10% for the Money Market
Fund).
------------------------------------------------------------------------------------------------------------------------------------
STRIPPED OBLIGATIONS
Securities that give ownership to        Interest Rate Risk                       *
either future payments of interest or
a future payment of principal, but
not both. These securities tend to
have greater interest rate sensitivity
than conventional debt obligations.
The Corporate Bond Fund may invest up
to 20% of assets in interest-only or
principal-obligations, or a combination thereof.
------------------------------------------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS, WHEN ISSUED
SECURITIES AND DELAYED DELIVERY
TRANSACTIONS                             Interest Rate,                           *
Securities bought or sold for            Leverage, Credit and
delivery at a later date or bought or    Experience Risk
sold for a fixed price at a fixed date.
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES
Securities consisting of an undivided    Interest Rate, Credit        *           *                                        *
fractional interest in pools of          and Experience Risk
consumer loans, such as car loans or
credit card debt, or receivables held
in trust.
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD SECURITIES
Fixed-income securities of lower         Interest Rate and                        *
quality that produce generally           Credit Risk
higher rates of return. These
securities tend to be more sensitive
to economic conditions and during
sustained periods of rising interest
rates, may experience interest and/or
principal defaults.
------------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS
Debt obligations that represent a        Credit Risk                              *
portion of a larger loan made by a
bank. Generally sold without
guarantee or recourse, some
participations sell at a discount
because of the borrower's credit
problems. Limited to 5% of total
assets.
------------------------------------------------------------------------------------------------------------------------------------

                                          Life and Annuity Trust Prospectus   29

Investing in the Funds
--------------------------------------------------------------------------------

                             INVESTING IN THE FUNDS


  The Funds are available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI policies. Please refer to the prospectus provided by your selling agent for more detailed information describing the separate accounts.

  Wells Fargo LAT Trust does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

  Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of Wells Fargo LAT Trust, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

DIVIDENDS AND DISTRIBUTIONS

  Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

  The Asset Allocation, Equity Value and Growth Funds declare and pay a quarterly dividend, the Strategic Growth Fund declares and pays an annual dividend and the Corporate Bond and U.S. Government Allocation Fund declares and pays a monthly dividend, of substantially all of their respective net investment income. The Money Market Fund declares dividends daily and pays the dividends monthly. The Funds generally distribute any capital gains once a year. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions of the previous year from the relevant Fund for federal income tax purposes.

IMPORTANT INFORMATION:

 . Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information or Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.

 . We process requests to buy or sell shares each business day. Requests we receive in proper form for the Non-Money Market Funds before 1:00 PM (Pacific time) are generally processed at 1:00 PM on the same day. Requests we receive in proper form for the Money Market Fund before 9:00 AM (Pacific time) generally are processed at 9:00 AM on the same day. Requests we receive after these cut-off times are processed the next business day.

 . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

 . We determine the NAV of each Non-Money Market Fund as of 1:00 PM (Pacific time), and of the Money Market Fund as of 9:00 AM (Pacific time), each business day. We determine the NAV by subtracting the Fund liabilities from its total assets, and then dividing the result by the total number of outstanding shares. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

 . We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.

 . We reserve the right to reject any purchase orders, and to delay payment of redemptions so that we may be reasonably certain of investment ownership. We may suspend redemption or postpone payment of a redemption for any period during which the NYSE is closed, or during which trading is restricted or an emergency exists.

   30  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

Taxes

  Distributions from a Fund's net investment income and net short-term capital gain, if any, are taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are taxable to the Fund's shareholders as long-term capital gains. In general, distributions will be taxable when paid, whether such distributions are taken in cash or are automatically reinvested in additional Fund shares. However, dividends declared in October, November or December of one year and distributed in January of the following year will be taxable as if they were paid by December 31 of the first year.

  As described in the prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. In order to qualify for such treatment, the Internal Revenue Code of 1986, as amended (the "Code"), requires, among other things, that the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds form the VA Contracts and VLI Policies, to be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the SAI. Subject to certain conditions, for purposes of the "adequate diversification" test, shares of a Fund will not be treated as single investment. Rather, the separate account will be treated as the owner of its proportionate share of each of the assets of the Fund. Each Fund intends to satisfy the relevant conditions of the Code and Treasury Regulations so that its shares held in a separate account of a Participating Insurance Company, and the VA Contracts and VLI Policies underlying such account, may qualify for favorable tax treatment.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations; you should consult your own tax advisor with respect to your specific tax situation. Please see the SAI for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

                                          Wells Fargo LAT Trust Prospectus   31

Additional Services and Other Information
--------------------------------------------------------------------------------

32  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

Wells Fargo & Company/Norwest Merger - Wells Fargo & Company, the parent company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the second half of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Funds that the merger will not reduce the level or quality of advisory and other services provided by Wells Fargo Bank to the Funds.

                                          Wells Fargo LAT Trust Prospectus   33

Additional Services and Other Information
--------------------------------------------------------------------------------

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, servicing plan, tax issues and other important issues are available in the Statement of Additional Information for the Funds. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling 1-800-680-8920.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series, unless the matter affects only one series. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

34  Wells Fargo LAT Trust Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo LAT Trust


  Wells Fargo LAT Trust was organized as a Delaware business trust on October 28, 1993. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service-providers and decides upon matters of general policy.

  Wells Fargo LAT Trust offers shares of the Funds only to Participating Insurance Companies, and only Participating Insurance Companies and their separate accounts are considered shareholders of, or investors in, the Funds. Although the Participating Insurance Companies and their separate accounts are the shareholders or investors, such companies will pass through voting rights to their VA Contract and VLI Policy holders. For a discussion of the voting rights of VA Contract and VLI Policy holders, please refer to the Participating Insurance Companies' prospectuses.

  When matters are submitted for shareholder vote, shareholders of each Fund have one vote for each full share and fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with the Fund's investment adviser. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. Normally no annual meetings of shareholders will be held unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

  A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' Statement of Additional Information.


================================================================================
                               CONTRACT HOLDERS
================================================================================
                                      |
================================================================================
                       PARTICIPATING INSURANCE COMPANIES
================================================================================
   Assist current and prospective contract holders with Fund investments
--------------------------------------------------------------------------------
                                      |
================================================================================
                                              TRANSFER AND
 DISTRIBUTOR &                            DIVIDEND DISBURSING     SHAREHOLDER
CO-ADMINISTRATOR       ADMINISTRATOR            AGENT           SERVICING AGENTS
================================================================================
 Stephens Inc.         Wells Fargo Bank     Wells Fargo Bank    Various Agents
 111 Center St.        525 Market St.       525 Market St.
 Little Rock, AR       San Francisco, CA    San Francisco, CA

 Markets the Funds,    Manages the Funds'   Maintains records   Provide services
 distributes shares,   business activities  of shares and       to customers
 and manages the                            supervises the
 Funds' business                            paying of dividends
 activities
-------------------------------------------------------------------------------
                                      |
================================================================================
                           INVESTMENT SUB-ADVISORS
================================================================================
Barclay's Global Investors, 45 Fremont,       Wells Capital Management,
San Francisco, CA                             525 Market St., San Francisco, CA
Manages the Funds' investment activities      Manages the Funds' investment
                                              activities
--------------------------------------------------------------------------------
                                      |
================================================================================
        INVESTMENT ADVISOR                               CUSTODIAN
================================================================================
Wells Fargo Bank, 525 Market St.,             Wells Fargo Bank, 525 Market St.,
San Francisco, CA                             San Francisco, CA
Manages the Funds' investment activities      Provides safekeeping for the
                                              Non-Allocation Funds' assets
                                              Barclay's Global Investors N.A.
                                              45 Fremont, San Francisco CA
                                              Provides safekeeping for the
                                              Allocation Funds' assets
--------------------------------------------------------------------------------
                                      |
================================================================================
                              BOARD OF TRUSTEES
================================================================================
                      Supervises the Funds' activities
--------------------------------------------------------------------------------

                                          Wells Fargo LAT Trust Prospectus   35

Organization and Management of the Funds
--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the investment advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

 -------------------------------------------------------------------------------
 Asset Allocation Fund                                          .60%
 -------------------------------------------------------------------------------
 Corporate Bond Fund                                             N/A
 -------------------------------------------------------------------------------
 Equity Value Fund                                               N/A
 -------------------------------------------------------------------------------
 Growth Fund                                                    .52%
 -------------------------------------------------------------------------------
 Money Market Fund                                              .27%
 -------------------------------------------------------------------------------
 Strategic Growth Fund                                           N/A
 -------------------------------------------------------------------------------
 US Government Allocation Fund                                  .45%
 -------------------------------------------------------------------------------

The Sub-Advisor

  Wells Fargo Bank has engaged BGFA to provide sub-advisory services to the Asset Allocation and U.S. Government Allocation Funds. Wells Fargo Bank retains authority over the management of each Fund and the investment and disposition of each Fund's assets.

  As compensation for it sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation Fund's average daily net assets and 0.10% of net assets over $900 million. As compensation for sub-advisory services for the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $75 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $75 million of such Fund's net assets, and 0.03% of net assets over $150 million. For the year ended December 31, 1997, BGFA actually received payment for its sub-advisory services at the rate of 0.15% and 0.10% of the average daily net assets of the Asset Allocation and the U.S. Government Allocation Funds, respectively. BGFA is located at 45 Fremont, San Francisco, California 94105. BGFA is a wholly owned subsidiary of BGI and is an indirect subsidiary of Barclays Bank PLC.

Wells Capital Management ("WCM"), a wholly owned subsidiary of Wells Fargo Bank N.A. is the sub-advisor for each of the Non-Allocation Funds. As of August 1, 1998, WCM provided advisory services for assets aggregating in excess of $32 billion. For providing sub-advisory services to the Equity Value, Growth and Strategic Growth Funds, WCM is entitled to receive from Wells Fargo Bank N.A.
 .25% of each Fund's assets up to the first $200 million, .20% of the next $200 million in assets, and .15% of all assets over $400 million. For providing sub-advisory services to the Corporate Bond Fund, WCM is entitled to receive from Wells Fargo Bank N.A. .15% of the Fund's assets up to the first $400 million,
 .125% of the next $400 million in assets, and .10% of all assets over $800 million. For providing sub-advisory services to the Money Market Fund, WCM is entitled to receive from Wells Fargo Bank .05% of the funds assets up to the first $960 million and .04% of all assets above $960 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000 per Fund. This minimum annual fee payable to WCM does not affect the advisory fee paid by the Funds to Wells Fargo Bank.

36  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

The Administrator and Co-Administrator

  Wells Fargo Bank as administrator and Stephens as co-administrator provide the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Trust's Trustees, officers and employees who are affiliated with Stephens. For these administration services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of .03% and .04%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administration duties to sub-administrators. Prior to February 1, 1998, Wells Fargo Bank and Stephens were entitled to receive monthly fees at the annual rates of .04% and .02%, respectively, of each Fund's average daily net assets for performing administration services. In connection with the change in fees, the responsibility for performing various administration services was shifted to the co-administrator.

  Prior to February 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds. For these administration services, Stephens was entitled to a monthly fee at the annual rate of .03% of each Fund's average daily net assets.

The Distributor

  Stephens is the Funds' co-administrator and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with Wells Fargo LAT Trust pursuant to which Stephens has the responsibility for distributing shares of the Funds.

  Stephens, as distributor of each Fund's shares, or the Participating Insurance Companies that offer VA Contracts and VLI Policies that are funded by the Funds, bears all of the Funds' marketing expenses. These expenses include the cost of printing prospectuses, statements of additional information and other sales-related materials.


                                          Wells Fargo LAT Trust Prospectus   37

Organization and Management of the Funds
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have a Shareholder Servicing Plan for the Funds. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:


                                        CLASS A
 ---------------------------------------------------
 Asset Allocation Fund                    .25%
 ---------------------------------------------------
 Corporate Bond Fund                      .25%
 ---------------------------------------------------
 Equity Value Fund                        .25%
 ---------------------------------------------------
 Growth Fund                              .25%
 ---------------------------------------------------
 Money Market Fund                        .25%
 ---------------------------------------------------
 Strategic Growth Fund                    .25%
 ---------------------------------------------------
 U.S. Government Allocation               .25%
 ---------------------------------------------------

Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.

 .  Allen J. Ayvazian

   Managing Director and Chief Equity Officer
   With Wells Fargo since 1989.

 .  Gregg Giboney, CFA

   With Wells Fargo since 1996. Worked for First Interstate Capital Management since 1978 prior to joining Wells Fargo.

 .  Chris Greene

   Joined Wells Fargo in 1997. Worked for Hambrecht & Quist from 1994 and for GB Capital Management for two years prior to that. Worked for Wood Island Associates prior to GB Capital.


38  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

 .  Graham Allen

   Joined Wells Fargo in January 1998. Worked for Bradford & Marzec, Inc. as an International Portfolio Manager from August 1988, to January 1998, and worked for Heron Financial Corp. as a High Yield Portfolio Manager from June 1985, to August 1988.

 .  John (Jack) Burgess

   Joined Wells Fargo in April 1998. Worked at an independent financial advisor practice in Los Angeles from 1995 to 1998. Prior to that, he worked for Aurora National Life Assurance; and associated companies Executive Life Insurance Co and Sallis Advisors, Inc. where he managed both equity and fixed income investments from 1988 to 1995. Jack has also held investment management or analysis positions at Bradford & Marzec, Inc., Massachusetts Capital Resources Co., and Bank of Boston.

 .  Jacqueline Flippin

   Joined Wells Fargo in January 1998. Worked for McMorgan & Co. as a Portfolio Manager from October 1994, to January 1998, and worked for Teachers Insurance Annuity Association, College Retirement Equity Fund as a Portfolio Manager from August 1986, to October 1994.

 .  Jon R. Hickman

   Managing Director
   With Wells Fargo since 1986.

 .  Kelli Hill

   With Wells Fargo since 1987.

 .  Daniel Kokoszka, CFA

   Joined Wells Fargo in February 1998. Worked for Bradford & Marzec, Inc. where he was on the international portfolio management team for more than four years. Prior to that time he worked for Lockheed Corporation in the corporate finance, mergers and acquisitions and venture capital areas.

 .  Scott Smith, CFA

   With Wells Fargo since 1988.

 .  Rex Wardlaw, CFA

   With Wells Fargo since 1996. Worked for First Interstate Capital Management since 1986 prior to joining Wells Fargo.

 .  Allen Wisniewski, CFA

   With Wells Fargo since 1987.

                                          Wells Fargo LAT Trust Prospectus   39

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-680-8920.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a more detailed definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Funds' investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Funds.

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


40  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                          Wells Fargo LAT Trust Prospectus   41

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this prospectus. For a more complete understanding of these terms you should consult your financial adviser.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Annual and Semi-Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Below Investment Grade

Securities rated BBB or lower by S&P or Baa or lower by Moody's Investor Services, or that may be unrated securities or securities considered to be "high risk".

Business Day

Any day the New York Stock Exchange is open is a business day for the Non-Money Market Funds. Any day that is not a federal bank holiday is a business day for the Money Market Fund.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "Total Return".

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.

Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.

Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".


42  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.


                                          Wells Fargo LAT Trust Prospectus   43

Glossary
--------------------------------------------------------------------------------

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Index Swaps

The exchange with another party of cash flows based on the performance of an index of securities or a portion of an index that usually includes dividends or income.

Interest Rate Futures

Agreements to buy or sell finance instruments or cash at a particular time and price based on movements in interest rate. Unlike Options, in which the holder may or may not execute the right, a futures contract must be fulfilled.

Initial Public Offering

The first time a company's stock is offered for sale to the public.

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Lehman Brothers 20+ Bond Index

An unmanaged index composed of U.S. Treasury bonds with 20 years or longer dates to maturity.

Liquidity

The ability to readily sell a security at a fair price.

Moody's

A nationally recognized ratings organization.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares.

Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.


44  Wells Fargo LAT Trust Prospectus

--------------------------------------------------------------------------------

Public Offering Price (POP)

The NAV with the sales load added.

Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low ratios typically indicate a high yield. High ratios are characteristic of growth stocks which generally have low current yields.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell Indexes

The Russell 1000 Index used by the Growth Fund is an index comprised of the 1000 largest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. Similarly, the Russell Midcap Index used by the Strategic Growth Fund is a listing of the 800 smallest companies in the Russell 1000 Index.

Selling Agent

A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P, S&P 500 Index

Standard and Poors, a nationally recognized ratings organization. S&P's also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


                                          Wells Fargo LAT Trust Prospectus   45

Glossary
--------------------------------------------------------------------------------

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued

Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy

A strategy of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its "fair market" value.

Warrants

The right to buy a stock at a set price for a set time.

Weighted-Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


46  Wells Fargo LAT Trust Prospectus

WELLS FARGO LAT TRUST



You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-680-8920, or from

Wells Fargo LAT Trust
c/o American Skandia
PO Box 883
Shelton, CT
06484-0883


        =======================================================================
        WELLS FARGO LAT FUNDS:
        -----------------------------------------------------------------------

        . are NOT insured by the FDIC.
        . are NOT obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank.
        . involve investment risk, including possible loss of principal.
        =======================================================================

[LOGO OF RECYCLED PAPER]
Printed on Recycled Paper                                     LAT P (11/98)

                             WELLS FARGO LAT TRUST
                                  800-680-8920

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED NOVEMBER 9, 1998

                             ASSET ALLOCATION FUND
                              CORPORATE BOND FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                               MONEY MARKET FUND
                             STRATEGIC GROWTH FUND
                        U.S. GOVERNMENT ALLOCATION FUND

  Wells Fargo LAT Trust (the "Trust") is an open-end series investment company. This Statement of Additional Information ("SAI") contains additional information about seven of the series of Wells Fargo LAT Trust -- the ASSET ALLOCATION FUND, CORPORATE BOND FUND, EQUITY VALUE FUND, GROWTH FUND (formerly, the "Growth and Income Fund"), MONEY MARKET FUND, STRATEGIC GROWTH FUND AND U.S. GOVERNMENT ALLOCATION FUND (each, a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in the Prospectus under "Investment Objectives and Policies."

  This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated November 4, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling (800) 680-8920 or by writing to American Skandia, P.O. Box 883, Shelton, Connecticut 06484-0883,
Attn: Stagecoach Variable Annuity Administration.



dc-126908

                               TABLE OF CONTENTS

  Investment Restrictions............................................     1
  Investment Models..................................................     4
  Additional Permitted Investment Activities.........................     6
  Risk Factors.......................................................    29
  Management.........................................................    37
  Performance Calculations...........................................    46
  Determination of Net Asset Value...................................    51
  Additional Purchase and Redemption Information.....................    52
  Portfolio Transactions.............................................    53
  Fund Expenses......................................................    56
  Federal Income Taxes...............................................    56
  Capital Stock......................................................    60
  Other..............................................................    63
  Counsel............................................................    63
  Independent Auditors...............................................    63
  Financial Information..............................................    63
  Appendix...........................................................   A-1

                            INVESTMENT RESTRICTIONS

  Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

  The Funds may not:

    (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; (iii) in the case of the Asset Allocation Fund, its money market instruments may be invested in the banking industry (but the Fund will not do so unless the Securities and Exchange Commission ("SEC") staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and (iv) in the case of the Money Market Fund, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

    (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (3) invest in commodities, except that the Asset Allocation and U.S. Government Allocation Funds (together, the "Allocation Funds") and the Corporate Bond, Equity Value and Strategic Growth Funds may purchase and sell (i.e., write) options and futures contracts, including those relating to indices and options on futures contracts or indices and, together with the Growth Fund, may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

    (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs, except that the Corporate Bond Fund may purchase publicly traded securities of companies engaging in whole or in part in such activities;

    (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and, in the case of the Corporate Bond, Equity Value, Strategic Growth and Allocation Funds, except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

    (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

    (7) make investments for the purpose of exercising control or management;

    (8) issue senior securities, except that the Growth, Equity Value, Money Market and Strategic Growth Funds may borrow from banks up to 10%, and the Allocation Funds may borrow up to 20%, of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% and 20%, respectively, (i.e., amounts equal to the amount borrowed, except that the Equity Value Fund may pledge up to 15% to secure 10%) of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of a Fund's net assets exists). Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in the Prospectus are not deemed to be pledged for purposes of this limitation;

    (9) write, purchase or sell puts, calls, or combinations thereof, except as may be described in the Funds' offering documents and except that the Asset Allocation, Growth, Money Market and Strategic Growth Funds may purchase securities with put rights in order to maintain liquidity, and except that the Equity Value and Growth Funds may invest up to 5% and the Strategic Growth Fund may invest up to 15% of its net assets in such securities, in accordance with their investment policies stated below; [CORPORATE BOND FUND RESTRICTIONS?]

    (10) in the case of the Asset Allocation, Equity Value, Growth, Strategic Growth and U.S. Government Allocation Funds, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of a Fund's assets, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

    (11) in the case of the Money Market Fund, make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings; the Non-Money Market Funds may lend portfolio securities to brokers, dealers and financial institutions as described below.

  Non-Fundamental Investment Policies. Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other registered investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and
(iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest or hold more than 15% (10% for the Money Market Fund), of it's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of each Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

  In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

                               INVESTMENT MODELS

  This section contains supplemental information about the proprietary investment model used by Barclays Global Fund Advisors ("BGFA") to manage each Fund's portfolio.

  ASSET ALLOCATION MODEL. BGFA compares the Asset Allocation Fund's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

  Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

  There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. Standard & Poor's Ratings Group ("S&P") occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

  A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 5% increments.

  Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

  U.S. GOVERNMENT ALLOCATION MODEL. BGFA compares the U.S. Government Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

  BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the U.S. Government Allocation Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the Model is run daily to determine the recommended allocation. The Model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

  Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


  ASSET-BACKED SECURITIES. The Corporate Bond, Equity Value, Growth and Strategic Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

  BANK OBLIGATIONS. The Equity Value and Strategic Growth Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

  BONDS. Certain of the debt instruments purchased by the Corporate Bond Fund may be bonds. The Corporate Bond Fund invests no more than 25% in bonds that are below investment grade. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

  Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  COMMERCIAL PAPER. The Allocation Funds, Corporate Bond, Equity Value and Strategic Growth Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"). Commercial paper may include variable- and floating-rate instruments.

  CONVERTIBLE SECURITIES (LOWER-RATED SECURITIES). The [CORPORATE BOND,] Equity Value, Growth, and Strategic Growth Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.
Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

  While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

  Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

  The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known.
Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

  The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or S&P, or unrated but determined by the advisor to be of comparable quality.

  CORPORATE REORGANIZATIONS. The Equity Value and Strategic Growth Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

  CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The [CORPORATE BOND,] Equity Value and Strategic Growth Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

  DERIVATIVE SECURITIES. The Corporate Bond Fund may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Fund may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation the Fund can realize on its investment, could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

  Emerging Markets.  The Growth and Strategic Growth Funds each may invest up to
  -------------------
15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation. Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs") of such issuers.

  Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

  There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

  The Equity Value Fund may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

  FOREIGN OBLIGATIONS. The Funds may invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

  Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  FOREIGN CURRENCY TRANSACTIONS. The [CORPORATE BOND AND] Equity Value Funds may enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

  Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

  Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS.
  ------------------------------------------------------------------------------
Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

  Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

  ILLIQUID SECURITIES. The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may invest up to 15% of its net assets in illiquid securities.

  LOANS OF PORTFOLIO SECURITIES. Each Non-Money Market Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

  A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

  LOWER RATED SECURITIES. The Corporate Bond Income Fund may invest up to [100%] of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund.

  Various investment services publish ratings of some of the types of securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower Moody's Investors Service, Inc. ("Moody's) or

BB or lower by Standard & Poor's Ratings Group ("S&P"), or from unrated securities deemed by advisors to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. These ratings will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor.

  The Fund may invest in securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities as noted below, or that are unrated but of comparable quality as determined by the Advisor. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers.

  The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of advisors, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the net asset value of the Fund would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 15% limit discussed under "Illiquid Investments."

  If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

  Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and the public recognition of such change.

  Certain of the high yielding, fixed-income securities in which the Fund may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

  MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENTS. The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and
(iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

  Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

  Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the Money Market Fund) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  MORTGAGE-RELATED SECURITIES. The Allocation and Corporate Bond Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of a Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  The Corporate Bond Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Allocation and Corporate Bond Funds may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

  The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

  The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the relevant Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

  Adjustable rate mortgages, a common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMs or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

  These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMs and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying ARMs. In this regard, the net asset value of a Funds' shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

  The holder of ARMs and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMs and CMOs held by it.

  CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

  The Corporate Bond Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered
Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

  OPTIONS TRADING. The Non-Money Market Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  Call and Put Options on Specific Securities. The Equity Value Fund may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). The Equity Value Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

  The Equity Value Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

  The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

  The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

  A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

  When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

  There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  The Strategic Growth Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

  The Strategic Growth Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  Stock Index Options. The Equity Value and Strategic Growth Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

  Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Equity Value and Strategic Growth Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

  The Funds also may purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

  Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

  The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other registered investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is generally limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

  PRIVATELY ISSUED SECURITIES. The [CORPORATE BOND,] Equity Value, Growth and Strategic Growth Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

  SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Corporate Bond and Allocation Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

  The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one Year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

  STRIPPED SECURITIES. The Non-Money Market Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time.
The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

  TEMPORARY INVESTMENTS.   The Funds may hold a certain portion of its assets in
cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

  Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

  Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

  A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% (10% for the U.S. Government Income and Variable Rate Government Funds) of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  UNRATED AND DOWNGRADED INVESTMENTS. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

  U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  WHEN-ISSUED SECURITIES. Certain of the securities in which the Non-Money Market Funds may invest may be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days (120 days with respect to the Growth Fund) after the date of the commitment to purchase. These Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt instruments are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.

  Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

  WARRANTS. Each of the Equity Value, Growth and Strategic Growth Funds may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Fund may invest directly.

  ZERO COUPON BONDS. The [CORPORATE BOND,] Equity Value and Strategic Growth Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

  NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATIONS. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

  The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

  Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

 Equity Securities

  The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

  The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

  Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

  There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

  Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

  Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

  The Non-Allocation Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

  Debt Securities

  The portfolio debt instruments of a Fund may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

  The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

  Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

  Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMs are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMs and the CMOs in which a Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

  The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

  Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

  S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

  The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

  Wells Fargo Bank may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of Wells Fargo Bank's intent in using the derivatives.

  The Funds may invest up to 25% of their assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  Concentration. As market conditions change, it is conceivable that all of the assets of the Strategic Income Fund could be invested in common stocks or, conversely, in debt securities. It is a fundamental policy of the Fund that concentration of investment in a single industry may not exceed 25% of the Fund's total assets.

  High Yielding, Fixed-Income Securities. Because of the Corporate Bond Fund's policy of investing in higher yielding, higher risk securities, an investment in a Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. You should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the Fund invests.

  The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated triple B by S&P or by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

  Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted prior to the default. The Funds may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

  High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call was exercised by the issuer during periods of declining interest rates, Advisors may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on any defaulted obligations and to distribute the income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of the Fund shares.

  The Corporate Bond Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other that actual sales.

  The Corporate Bond Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the 1933 Act, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of restricted securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

  The Corporate Bond Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The advisor will carefully review their credit and other characteristics.

  The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's NAV. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the advisors' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the advisor will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

 Money Market Fund

  The Money Market Fund under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that the Fund purchases must present minimal credit risks and be of "high quality," or be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Fund's investment advisor, under guidelines adopted by the Board of Trustees of the Trust.

  Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

 General

  There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

  The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Trustees and executive officers of Wells Fargo LAT Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of Wells Fargo LAT Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                         Principal Occupations
Name, Age and Address                      Position                       During Past 5 Years
---------------------                      --------                       -------------------
Jack S. Euphrat, 75                        Trustee                         Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46                        Trustee, Chairman               Executive Vice President of Stephens Inc.;
                                           and President                   President of Stephens Insurance Services Inc.;
                                                                           Senior Vice President of Stephens Sports
                                                                           Management Inc.; and President of Investor
                                                                           Brokerage Insurance Inc.

Thomas S. Goho, 55                         Trustee                         Associate Professor of Finance of the School of
321 Beechcliff Court                                                       Business and Accounting at Wake Forest
Winston-Salem, NC 27104                                                    University since 1982.

Peter G. Gordon, 54                        Director                        Chairman and Co-Founder of Crystal Geyser Water
Crystal Geyser Water Co.                                                   Company and President of Crystal Geyser Roxane
55 Francisco Street                                                        Water Company since 1977.
San Francisco, CA 94133

Joseph N. Hankin, 57                       Trustee                         President of Westchester Community College
75 Grasslands Road                                                         since 1971; Adjunct Professor of Columbia
Valhalla, NY 10595                                                         University Teachers College since 1976.

*W. Rodney Hughes, 71                      Trustee                         Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*J. Tucker Morse, 53                       Trustee                         Private Investor; Chairman of Home Account
4 Beaufain Street                                                          Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                       of Renaissance Properties Ltd.; President of
                                                                           Morse Investment Corporation; and Co-Managing
                                                                           Partner of Main Street Ventures.

                                                                         Principal Occupations
Name, Age and Address                      Position                       During Past 5 Years
---------------------                      --------                       -------------------
Richard H. Blank, Jr., 41                  Chief Operating                 Vice President of Stephens Inc.; Director of
                                           Officer, Secretary              Stephens Sports Management Inc.; and Director
                                           and Treasurer                   of Capo Inc.

                               Compensation Table
                          Year Ended December 31, 1997
                          ----------------------------

                                                                    Total Compensation
                                 Aggregate Compensation               from Registrant
         Name and Position          from Registrant                  and Fund Complex
         -----------------          ---------------                  ----------------
           Jack S. Euphrat                 $9,500                         $28,750
              Trustee

           R. Greg Feltus                  $    0                         $     0
              Trustee

           Thomas S. Goho                  $9,500                         $28,750
              Trustee

           Joseph N. Hankin                $9,500                         $28,750
              Trustee

           W. Rodney Hughes                $8,500                         $25,750
              Trustee

           Robert M. Joses                 $9,500                         $28,750
              Trustee

           J. Tucker Morse                 $8,500                         $25,750
              Trustee

     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Trustees of the Wells Fargo Fund Complex.

     Trustees of the Trust are compensated annually by the Trust and by all the registrants in the Fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Stagecoach Funds, Inc. Stagecoach Trust and the Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA The Fund Complex"). Each of the Trustees and Officers of the Trust serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo

Fund Complex. The Trustees are compensated by other companies and trusts within a Fund complex for their services as directors/trustees to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund complex.

  As of the date of this SAI, Trustees and officers of Wells Fargo LAT Trust, as a group, beneficially owned less than 1% of the outstanding interests of Wells Fargo LAT Trust.

  INVESTMENT ADVISOR. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. The Advisory Contracts provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Under the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Money Market Fund, the U.S. Government Allocation Fund and the Asset Allocation Fund, average maturities of the portfolios of each Fund. As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.60% of each Fund's average daily net assets, with the exceptions of the Corporate Bond Fund and the Money Market Fund, from which Wells Fargo Bank is entitled to receive 0.50% and 0.45%, respectively, of each such Fund's average daily net assets.

  For the years ended December 31, 1995, 1996 and 1997, each of the Funds below paid to Wells Fargo Bank as compensation for its advisory services the amounts indicated below and Wells Fargo Bank waived the indicated amounts:


                                      Year Ended              Year Ended               Year Ended
                                       12/31/95                12/31/96                 12/31/97
                                       --------                --------                 --------
                                  Fees        Fees         Fees        Fees        Fees         Fees
     Fund                         Paid        Waived       Paid        Waived      Paid         Waived
     ----                         ----        ------       ----        ------      ----         ------
Asset Allocation                   $0        $85,107     $213,961     $24,043     $419,704     $     0
Growth                             $0        $19,169     $ 81,759     $46,059     $277,841     $40,391
Money Market                       $0        $ 9,854     $ 15,620     $27,451     $ 42,375     $29,403
U.S. Government Allocation         $0        $12,949     $  6,751     $42,413     $ 86,904     $28,118

  General.  Each Fund's Advisory Contract will continue in effect for more than
  -------
two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the respective Fund's outstanding voting securities or by Wells Fargo LAT Trust's Board of Trustees and (ii) by a majority of the Trustees of Wells Fargo LAT Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

  INVESTMENT SUB-ADVISOR. Barclays Global Fund Advisors ("BGFA") serves as sub-advisor to the Asset Allocation and U.S. Government Allocation Funds pursuant to a Sub-Advisory Contract (the "Sub-Advisory Contract") among Wells Fargo LAT Trust, Wells Fargo Bank and BGFA. Subject to the direction of Wells Fargo LAT Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and Wells Fargo LAT Trust, BGFA makes recommendations regarding the investment and reinvestment of the Asset Allocation and U.S. Government Allocation Funds' assets. BGFA is responsible for implementing and monitoring the performance of the asset allocation model employed with respect to these Funds. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of these Funds and such additional reports and information as Wells Fargo Bank and Wells Fargo LAT Trust's Board of Trustees and officers may reasonably request. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Prior to January 1, 1996, WFNIA provided sub-advisory services directly to the Asset Allocation and U.S. Government Allocation Funds. As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $900 million of the Asset Allocation Fund's average daily net assets and 0.10% of net assets over $900 million. As compensation for sub-advisory services for the U.S. Government Allocation Fund, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $75 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $75 million of such Fund's net assets, and 0.03% of net assets over $150 million.

  Prior to May 1, 1998, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the first $500 million of the Asset Allocation Fund's average daily net assets, 0.15% of the next $500 million of such Fund's net assets, and 0.10% of net assets over $1 billion. Also prior to May 1, 1998, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $100 million of the U.S. Government Allocation Fund's average daily net assets, 0.04% of the next $50 million of such Fund's net assets, and 0.03% of net assets over $150 million. Prior to October 30, 1997, BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation Fund's average daily net assets and 0.15% of the U.S. Government Allocation net assets.

  As of May 1, 1998, Wells Capital Management ("WCM") serves as sub-advisor to the Non-Allocation Funds. As sub-advisor, WCM makes recommendations regarding the investment and reinvestment of the Funds' assets, furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds, and furnishes such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request. As compensation for its sub-advisory services, WCM is entitled to receive a monthly fee equal to an annual rate of 0.25% of the first $200 million of the Equity Value, Growth and Strategic Growth Funds' average daily net assets, 0.20% of the next $200 million of such Funds' net assets, and 0.15% of net assets over $400 million. As compensation for sub-advisory services for the Corporate Bond Fund, WCM is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Corporate Bond Fund's average daily net assets, 0.125% of the next $400 million of such Fund's net assets, and 0.10% of net assets over $800 million. As compensation for sub-advisory services for the Money Market Fund, WCM is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $960 million of the Money Market Fund's average daily net assets and 0.04% of net assets over $960 million. WCM receives a minimum annual fee from each Fund of $120,000. This minimum annual fee does not increase the advisory fees paid by the Funds to Wells Fargo Bank.

  For the years ended December 31, 1995, 1996 and 1997, Wells Fargo Bank paid to WFNIA / BGFA the amounts indicated below for its services as sub-advisor to the Asset Allocation and U.S. Government Allocation Funds. WFNIA / BGFA did not waive any sub-advisory fees.

                                                YEAR ENDED         Year Ended          Year Ended
                                                 12/31/95           12/31/96             12/31/97
Fund                                             Fees Paid          Fees Paid           Fees Paid
----                                             ---------          ---------           ---------
Asset Allocation                                 $  28,442          $  79,587            $ 131,848
U.S. Government Allocation                       $   3,251          $  12,320            $  24,439

  General.  Each Fund's Sub-Advisory Contract will continue in effect for more
  -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or (ii) by the Company's Board of Directors, including a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

 PORTFOLIO MANAGERS.
 ------------------

  Mr. Allen Ayvazian, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since December 15, 1997. Mr. Ayvazian joined Wells Fargo Bank in 1989 and is the Chair of the Equity Policy Committee.

  Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

  Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolio of the Equity Value Fund since February 1, 1997.
Mr. Wardlaw joined Wells Fargo Bank in 1996 and has eight years of investment experience. Prior to joining Wells Fargo Bank, Mr. Wardlaw was a portfolio manager for First Interstate Bank since 1986. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

  Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund since May 1998. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

  Mr. Jon Hickman has been responsible for the day-to-day management of the Strategic Growth Fund since May 1998. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

  Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, and has been responsible as portfolio co-manager of the Strategic Growth Fund since May 1998. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that, he worked for two years at GB Capital Management and prior to that, he worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

  Mr. Graham Allen joined Wells Fargo Bank in January 1998 and has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond Fund since November 1998. Prior to January 1998, Mr. Allen had worked for Bradford & Marzec, Inc. as an International Portfolio Manager since August 1988, and he had worked for Heron Financial Corp. as a High Yield Portfolio Manager from June, 1985 to August 1988. Educated in England, Mr. Allen is a Fellow Chartered Accountant, a recognized UK Accounting body.

  Ms. Jacqueline Flippin joined Wells Fargo Bank in January 1998 and has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond Fund since November 1998. Ms. Flippin had worked for McMorgan & Co. as a Portfolio Manager from October 1994 to January, 1998 and had worked for the Teachers Insurance Annuity Association, College Retirement Equity Fund as a Portfolio Manager from August 1986 to October 1994. Ms. Flippin received her B.A. from Northwestern University and her M.B.A. from New York University.

  Mr. Daniel Kokoszka joined Wells Fargo Bank in February 1998 and has been responsible, as a portfolio co-manager for the day-to-day management of the Corporate Bond Fund since November 1998. Prior to February 1998, Mr. Kokoszka had worked for Bradford & Marzec, Inc. on their international portfolio management team for more than four years. Previously, Mr.

Kokoszka worked for Lockheed Corporation in the corporate finance, mergers and acquisitions and venture capital areas. Mr. Kokoszka is a Chartered Financial Analyst, a Certified Management Accountant and is Certified in Financial Management. Mr. Kokoszka received his B.S. from Villanova University, an M.S. from George Washington University, an M.S. from George Washington University and his M.B.A. from the University of Rochester.

  Mr. John Burgess joined Wells Fargo Bank in April 1998 and has been responsible, as a portfolio co-manager, for the day-to-day management of the Corporate Bond Fund since November 1998. Prior to April 1998, Mr. Burgess had worked as an independent financial advisor since August, 1995. Prior to that, Mr. Burgess had worked for Executive Life Insurance Co. and associated Companies from 1998 to July 1995. Previously, Mr. Burgess worked for Bradford & Marzec, Inc. Mr. Burgess received his B.A. from Harvard College and a J.D. from Harvard Law School.

  Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Corporate Bond Fund in November 1998. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

  ADMINISTRATOR AND CO-ADMINISTRATOR. The Trust has retained Wells Fargo Bank as administrator and Stephens Inc. ("Stephens") as co-administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and each Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to Wells Fargo LAT Trust's officers and Board of Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of Wells Fargo LAT Trust's Trustees, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to May 1, 1998, the administrator and co-administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the co-administrator.

  Prior to February 1, 1997 Stephens served as sole administrator to the Funds. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to monthly administration fees at the annual rate of 0.03% of each Fund's average daily net assets. For the years ended December 31, 1995 and 1996, Stephens was paid, and for the year ended December 31, 1997, Wells Fargo and Stephens were paid, administration fees as follows:

                                          Year Ended     Year Ended      Year Ended
       Fund                                12/31/95        12/31/96       12/31/97
       ----                                --------        --------       --------
     Asset Allocation                         $0           $16,872         $36,082
     Growth                                   $0           $ 6,291         $28,024
     Money Market                             $0           $     0         $ 8,107
     U.S. Government Allocation               $0           $     0         $10,010

  CUSTODIAN. Wells Fargo Bank acts as Custodian for the Non-Allocation Funds. Barclays Global Investors, N.A. ("BGI") acts as Custodian for the Asset Allocation and U.S. Government Allocation Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian to the Equity Non-Allocation Funds, Wells Fargo Bank is entitled to an asset-based fee and transaction charges. BGI is not entitled to receive compensation for its services as Custodian to the Allocation Funds so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to such Funds.

  FUND ACCOUNTANT. Wells Fargo Bank acts as Fund Accountant for each Fund. The Fund Accountant, among other things, computes net asset values on a daily basis, and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank will be entitled to receive from each Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

  TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as Transfer and Dividend Disbursing Agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Money Market Fund's average daily net assets and 0.14% of each other Fund's average daily net assets. Under the transfer agency agreement in place for the year ended December 31, 1997, Wells Fargo Bank was entitled to be compensated at an annual rate of 0.05% of each Fund's average daily net assets when the assets of each Fund exceeded $20 million.

  For the years ended December 31, 1995, 1996 and 1997, Wells Fargo Bank waived all fees and expenses payable to it under the transfer agency and custody agreements with the Funds, except for $55,960 of transfer agency fees paid by the Asset Allocation Fund for the year ended December 31, 1997.

  SHAREHOLDER SERVICING AGENT. Wells Fargo LAT Trust has approved a Servicing Plan on behalf of each Fund and has approved the Funds' entry into related shareholder servicing agreements with financial institutions, including American Skandia Life Insurance Company. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. For providing these services, a shareholder servicing agent is entitled to a fee from the Fund of up to 0.25%, on an annualized basis, of the average daily net asset value of the Fund shares owned by or attributable to such customers of the Shareholder Servicing Agent. The Servicing Plan and related shareholder servicing agreements were approved by Wells Fargo LAT Trust's Board of Trustees including a majority of the Trustees who were not "interested persons" (as defined in the Act) of the Funds and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Qualified Trustees"). The actual fee payable to servicing agents under the Servicing Plan for the Funds is determined, within such limits, from time to time by mutual agreement between Wells Fargo LAT Trust and each servicing agent and will not exceed the maximum amounts payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

  General.  The Servicing Plan for the Funds will continue in effect from year
  -------
to year if such continuance is approved by a majority vote of the Trustees of Wells Fargo LAT Trust, including the Trustees who are not "interested" persons, as defined under the 1940 Act. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Trustees. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested" persons, as defined under the 1940 Act. No material amendment to the Servicing Plan may be made except by a majority vote of the Trustees, including the Trustees who are not "interested" persons, as defined under the 1940 Act.

  The Servicing Plan for the Funds requires that the administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

  The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

  In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

  Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

  AVERAGE ANNUAL TOTAL RETURN: Each Fund may advertise certain total return information. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula:
P(1+T)n = ERV.

  CUMULATIVE TOTAL RETURN: In addition to the above performance information, the Funds may advertise cumulative total return of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  For the periods ended December 31, 1997, the following chart provides the average annual and cumulative total returns for the Funds listed below:

                                                                     CUMULATIVE
                     AVERAGE ANNUAL TOTAL RETURN:                       TOTAL
                                                                       RETURN:

                               ONE YEAR ENDED     THREE YEARS ENDED     INCEPTION TO        INCEPTION TO
      FUND                       12/31/97              12/31/97           12/31/97            12/31/97
      ----                       --------              --------           --------            --------
Asset Allocation                 20.88%                20.21%             16.22%              75.69%
Growth                           17.33%                22.89%             19.51%              93.89%
U.S. Government Allocation        7.47%                 8.54%              6.89%              28.38%

  YIELD CALCULATIONS: The [CORPORATE BOND AND] U.S. Government Allocation Funds may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of each Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. The U.S. Government Allocation Fund's 30-day yield for the 30 days ended December 31, 1997 was 4.16%.

  In addition, the Money Market Fund may advertise certain yield information. Current yield for the Money Market Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Fund's seven-day yield for the period ended December 31, 1997 was 5.09%.

  The yields for the [CORPORATE BOND,] U.S. Government Allocation, and Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  In addition, investors should recognize that changes in the net asset value of shares of the [CORPORATE BOND AND] U.S. Government Allocation Funds will affect the yield of the Funds for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  From time to time, and only to the extent the comparison is appropriate for a Fund, Wells Fargo LAT Trust may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the S&P 500 Index, the Dow Jones Industrial Average, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

  The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Money Market Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

  Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. Wells Fargo LAT Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential holder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

  Wells Fargo LAT Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, WFIM), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. Wells Fargo LAT Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of October 31, 1998, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

  In addition, Wells Fargo LAT Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. Wells Fargo LAT Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

  Wells Fargo LAT Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

  From time to time, Wells Fargo LAT Trust also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds to changing market conditions may be discussed. For example, Wells Fargo LAT Trust may describe the benefits derived by having Wells Fargo Bank, as Investment Advisor, and BGFA, as investment sub-advisor, monitor and reallocate investments among the three asset categories described in the Funds' Prospectus. Wells Fargo LAT Trust's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

  Wells Fargo LAT Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the net asset value of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. Wells Fargo LAT Trust may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

  Net asset value per share for each of the Non-Money Market Funds is determined by the custodian of the Fund at 1:00 p.m. (Pacific time) on each day the New York Stock Exchange ("NYSE") is open for trading. Net asset value per share for the Money Market Fund is determined by the custodian at 9:00 a.m. (Pacific time) on each day Wells Fargo Bank is open for business.

  NON-MONEY MARKET FUNDS. Securities of a Non-Money Market Fund for which market quotations are available are valued at latest prices. Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government obligations but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by Wells Fargo LAT Trust's Trustees and in accordance with procedures adopted by the Trustees.

  MONEY MARKET FUND. As indicated under "Investing in the Funds" in the Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Money Market Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Money Market Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

  Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

  As indicated in the Prospectus, the Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of Wells Fargo LAT Trust's responsibilities under the 1940 Act.

                             PORTFOLIO TRANSACTIONS

  Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases and sales of non-equity securities are usually principal transactions. Non-equity securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing non-equity securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with Wells Fargo LAT Trust are prohibited from dealing with Wells Fargo LAT Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

  Wells Fargo LAT Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Wells Fargo LAT Trust's Board of Trustees, Wells Fargo Bank, as advisor, or BGFA, as sub-advisor, is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of Wells Fargo LAT Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank and BGFA generally seek reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, Wells Fargo Bank and BGFA consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which may be charged by another broker/dealer for effecting the same transaction. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and BGFA and does not reduce the advisory fees payable by a Fund. The Board of Trustees will periodically review the commissions paid by each Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an advisor shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an advisor must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an advisor with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial to a Fund's investment programs. Research services received from brokers supplement the advisors' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, market, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

  The outside research assistance may be useful, since the brokers utilized by the funds as a group may follow a broader universe of securities and other matters than the staff of Wells Fargo

Bank and/or BGFA can follow. In addition, this research may provide Wells Fargo Bank and/or BGFA with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank and/or BGFA by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank and/or BGFA. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the qualify of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank and BGFA may receive such services.

  BROKERAGE COMMISSIONS. For the year ended December 31, 1997, the Asset Allocation and Growth Funds paid brokerage commissions in the amount of $5,722 and $184,263, respectively. For the year ended December 31, 1996, the Asset Allocation and Growth Funds paid brokerage commissions in the amount of $2,682 and $85,137, respectively. For the year ended December 31, 1995, the Asset Allocation and the Growth Funds paid brokerage commissions in the amount of $656 and $31,290, respectively. The other Funds did not pay brokerage commissions during these periods.

  SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 1997, the Funds owned securities (repurchase agreements) of their "regular brokers or dealers," as defined in the 1940 Act, or their parents as follows:

                FUND                        Amount            Regular Broker/Dealer
                ----                        ------            ---------------------
            Growth                          $2,793,000        Goldman Sachs & Co
                                            $1,923,000        J.P. Morgan
            Money Market                    $2,208,000        Goldman Sachs & Co
                                            $3,679,000        HSBC Securities
                                            $  192,000        J P Morgan
                                            $2,679,000        Morgan Stanley

  The other Funds did not own securities of their "regular brokers or dealers" on December 31, 1997.

  PORTFOLIO TURNOVER. For the year ended December 31, 1997, the portfolio turnover rates for the Asset Allocation Fund, the Growth Fund and the U.S. Government Allocation Fund were 156%, 124% and 135% respectively. The higher portfolio turnover rates for the U.S. Government Allocation Fund should not materially adversely affect this Fund because portfolio transactions ordinarily will be made directly with principals on a net basis (although they may be subject to markups) and, consequently, this Fund usually will not incur brokerage expenses. Because the portfolio of the Money Market Fund consists of securities with relatively short-term maturities, the Money Market Fund can expect to experience a high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis (although they may be subject to markups) and, consequently, the Money Market Fund usually will not incur brokerage expenses. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their respective operations, including the compensation of Wells Fargo LAT Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of Wells Fargo LAT Trust are charged against the assets of a Fund.

                              FEDERAL INCOME TAXES

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of the Funds describes generally the tax treatment of the Funds and their shareholders (i.e., the Participating Insurance Companies and their separate accounts). This section of the SAI includes additional information concerning federal income taxes.

  IN GENERAL. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Fund will not be subject to federal income tax on its annual net investment income and net capital gains to the extent such net investment income and net capital gains are distributed to the Fund's shareholders.

  For a Fund to qualify as a regulated investment company under the Code, the following requirements must also be satisfied: (a) at least 90% of the Fund's annual gross income must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses; and (c) for taxable years beginning before August 5, 1997, the Fund, in general, must derive less than 30% of its gross income in a taxable year from the sale or other disposition of securities or options thereon held for less than three months.

  Each Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income (which, for this purpose, includes net short-term capital gains) earned in each taxable year. Although a Fund must ordinarily make such distributions during the taxable year in which it realized the net investment income, in certain circumstances, the Fund may make such distributions in the following taxable year. Furthermore, distributions to a shareholder of record declared in October, November or December of one taxable year and paid by January 31 of the following taxable year are treated as paid by December 31 of the first taxable year.

  EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  TAXATION OF PORTFOLIO INVESTMENTS. Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

  Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

  If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

  The amount of any gain or loss realized by a Fund on closing out a regulated futures contract or a nonequity option will generally result in a realized capital gain or loss for federal income tax purposes. Such contracts and options held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code.
In this regard, they will be deemed to have been sold at market value.  Under
Section 1256 of the Code, sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

  Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

  Offsetting positions held by the Funds involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.
Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

  If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the Internal Revenue Service upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC if it makes the available election if it makes the available election.

  Income and dividends received by the Fund from sources within foreign countries and gains on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries.

  TAXATION OF A SEPARATE ACCOUNT OF A PARTICIPATING INSURANCE COMPANY. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

  In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

  Each Fund intends to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified."
Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI

Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

  For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

  FEDERAL INCOME TAX RATES. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). The amount of tax payable by an individual or corporation, however, may be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  OTHER MATTERS. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Portfolio. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                                 CAPITAL STOCK

  Wells Fargo LAT Trust, an open-end, management investment company, was organized as a Delaware Business Trust on October 28, 1993. As of the date of this SAI, Wells Fargo LAT Trust's Board of Trustees has authorized the issuance of seven series of shares, each representing an unlimited number of beneficial interests -- the Asset Allocation Fund, the Equity Value Fund, the Corporate Bond Fund, the Growth Fund, the Money Market Fund, the Strategic Growth Fund and the U.S. Government Allocation Fund -- and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

  All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the

Shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of Wells Fargo LAT Trust as a whole, means the vote of the lesser of (i) 67% of Wells Fargo LAT Trust's shares represented at a meeting if the shareholders of more than 50% of Wells Fargo LAT Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of Wells Fargo LAT Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  Wells Fargo LAT Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, Wells Fargo LAT Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of Wells Fargo LAT Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Wells Fargo LAT Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectus, will be fully paid and non-assessable by Wells Fargo LAT Trust.

  Set forth below is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

                      5% OWNERSHIP AS OF NOVEMBER 1, 1998

                                Name And Address         Percentage
          Name of Fund           of Shareholder           of Class       Capacity
          ------------           --------------           --------       --------
     Asset Allocation           American Skandia Life     99.93%         Record
                                P.O. Box 883
                                Shelton, CT 06484

     Equity Value               American Skandia Life    [99.93%]        Record
                                P.O. Box 883
                                Shelton, CT 06484

     Growth                     American Skandia Life     99.94%         Record
                                P.O. Box 883
                                Shelton, CT 06484

     Money Market               American Skandia Life     99.79%         Record
                                P.O. Box 883
                                Shelton, CT 06484

     Strategic Growth           American Skandia Life    [99.79%]        Record
                                P.O. Box 883
                                Shelton, CT 06484

     U.S. Government            American Skandia Life     94.35%         Record
     Allocation                 P.O. Box 883
                                Shelton, CT 06484

                                Security Equity            5.52%         Record
                                Life Insurance Co.
                                84 Business Park Drive
                                Suite 303
                                Armonk, NY  10504

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

  The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  The portfolio of investments, audited financial statements and independent auditors' report for the Funds of Wells Fargo LAT Trust for the year ended December 31, 1997 are attached to this SAI

                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP has been selected as the independent auditors for Wells Fargo LAT Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

  The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the year ended December 31, 1997, are hereby incorporated by reference to the Annual Reports as filed with the SEC on March 11, 1998.

  The portfolios of investments, audited financial statements and independent auditors report for the Funds for the period ended June 30, 1998 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on August 31, 1998.

  Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

  The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

                                CORPORATE BONDS

  MOODY'S: The four highest ratings for corporate bonds are "Aaa,""Aa","A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

  S&P: The four highest ratings for corporate bonds are "AAA,""AA,""A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

                           CORPORATE COMMERCIAL PAPER

  MOODY'S: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

  S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             LIFE & ANNUITY TRUST
                         FILE NOS. 33-70988; 811-8118

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements:

          The following audited financial statements for the Asset Allocation, Growth (formerly, Growth and Income), Money Market and U.S. Government Allocation Funds are included in Part B, Item 23:

          Portfolio of Investments - December 31, 1997
          Statement of Assets and Liabilities - December 31, 1997
          Statement of Operations for the year ended December 31, 1997 Statements of Changes in Net Assets for the year ended December 31, 1997 Financial Highlights for the year ended December 31, 1997 Notes to the Financial Statements - December 31, 1997

     (b)  Exhibits:

   Exhibit
   Number                               Description
   ------                               -----------
    1(a)         -  Declaration of Trust, incorporated by reference to Post-
                    Effective Amendment No. 4, filed April 30, 1997.

    1(b)         -  Amendment No. 1 to the Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 4, filed April 30,
                    1997.

    1(c)         -  Amendment No. 2 to the Declaration of Trust, filed April 30,
                    1998.

    1(d)         -  Amendment No. 3 to the Declaration of Trust, filed herewith.

    2            -  By-Laws, incorporated by reference to Post-Effective
                    Amendment No. 4, filed April 30, 1997.

    3            -  Not applicable

    4            -  Not applicable

    5(a)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund and U.S. Government Allocation
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 4, filed April 30, 1997.

    5(a)(ii)     -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation and U.S. Government
                    Allocation Fund, filed herewith.

    5(b)(i)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund and the Money Market Fund,
                    incorporated by reference to Post-Effective Amendment No. 4, filed April 30, 1997.

    5(b)(ii)     -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value and Strategic Growth Funds, filed
                    April 30, 1998.

    5(b)(iii)    -  Sub-Advisory Contract with Wells Capital Management on
                    behalf of the Equity Value, Growth, Money Market and
                    Strategic Growth Funds, filed herewith.

    6(a)         -  Distribution Agreement with Stephens Inc. on behalf of each
                    Fund, incorporated by reference to Post-Effective Amendment
                    No. 4, filed April 30, 1997.

    6(b)         -  Participation Agreement with American Skandia Life Assurance
                    Corporation, incorporated by reference to Post-Effective
                    Amendment No. 4, filed April 30, 1997.

    7            -  Not applicable

    8(a)         -  Custody Agreement with Wells Fargo Institutional Trust
                    Company, N.A. on behalf of the Asset Allocation Fund and the
                    U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2, filed on April 25, 1995, and filed herewith.

    8(b)         -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Equity Value, Growth, Money Market and Strategic Growth
                    Funds, filed April 30, 1998.

    9(a)         -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, filed herewith.

    9(b)         -  Co-Administration Agreement with Stephens Inc. on behalf of the Funds, filed herewith.

    9(c)         -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, filed April 30, 1998.

    10           -  Opinion and Consent of Counsel, filed herewith.

    11           -  Not applicable.

    12           -  Not applicable

    13           -  Investment Letter, incorporated by reference to the
                    Registration Statement on Form N-1A, filed on October 28,
                    1993.

    14           -  Not applicable

    15           -  Not applicable

    16           -  Schedule of Computation of Performance Data, filed April 30,
                    1998.

    17           -  Powers of Attorney for Joseph N. Hankin, Jack S. Euphrat, R.
                    Greg Feltus, Thomas S. Goho, W. Rodney Hughes, Tucker Morse
                    and Peter G. Gordon, filed April 30, 1998.

Item 25. Persons Controlled by or Under
         Common Control with Registrant.
         ------------------------------

         No person is controlled by or under common control with Registrant.


Item 26. Number of Holders of Securities.
         -------------------------------

         As of July 31, 1998 the number of record holders of each class of securities of the Registrant was as follows:

         Title of Class                 Number of Record Holders
         --------------                 ------------------------
   Asset Allocation Fund                              3

   Equity Value Fund                                  2

   Growth Fund                                        2

   Money Market Fund                                  2

   Strategic Growth Fund                              2

   U.S. Government Allocation Fund                    3

Item 27. Indemnification.
         ---------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 28. Business and Other Connections
         of Investment Adviser.
         ------------------------------

         Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells

Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

         To the knowledge of the Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position                      Principal Business(es) and Address(es)
at Wells Fargo Bank                    During at Least the Last Two Fiscal Years
-------------------                    -----------------------------------------
H. Jesse Arnelle                       Senior Partner of Arnelle, Hastie, McKee, Willis & Greene
Director                               455 Market Street
                                       San Francisco, CA 94105

                                       Director of FPL Group, Inc.
                                       700 Universe Blvd.
                                       P.O. Box 14000
                                       North Palm Beach, FL 33408

Michael R. Bowlin                      Chairman of the Board, Chief Executive Officer, Chief Operating
                                       Officer and President of Atlantic Richfield Co. (ARCO)
                                       Highway 150
                                       Santa Paula, CA  93060

Edward Carson                          Chairman of the Board and Chief Executive Officer of
                                       First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA  90071

                                       Director of Aztar Corporation
                                       2390 East Camelback Road   Suite 400
                                       Phoenix, AZ  85016

                                       Director of Castle & Cook, Inc.
                                       10900 Wilshire Blvd.
                                       Los Angeles, CA  90024

William S. Davila                      President and Director of The Vons Companies, Inc.
Director                               618 Michillinda Avenue
                                       Arcadia, CA  91007

                                       Officer of Western Association of Food Chains
                                       825 Colorado Blvd. #203
                                       Los Angeles, CA 90041

Rayburn S. Dezember                    Director of CalMat Co.
Director                               3200 San Fernando Road
                                       Los Angeles, CA  90065

                                       Director of Tejon Ranch Co.
                                       P.O. Box 1000
                                       Lebec, CA  93243

                                       Director of Turner Casting Corp.
                                       P.O. Box 1099
                                       Cudahy, CA 90201

                                       Director of The Bakersfield Californian
                                       P.O. Box 440
                                       1707  I  Street
                                       Bakersfield, CA 93302

                                       Director of Kern County Economic Development Corp.
                                       P.O. Box 1229
                                       2700 M Street, Suite 225
                                       Bakersfield, CA 93301

                                       Chairman of the Board of Trustees of Whittier College
                                       13406 East Philadelphia Avenue
                                       P.O. Box 634
                                       Whittier, CA 90608

Paul Hazen                             Chairman of the Board of Directors
Chairman of the                        and Chief Executive Officer of
Board of Directors                     Wells Fargo & Company
                                       420 Montgomery Street
                                       San Francisco, CA  94105

                                       Director of Pacific Telesis Group
                                       130 Kearny Street
                                       San Francisco, CA  94108

                                       Director of Phelps Dodge Corp.
                                       2600 North Central Avenue
                                       Phoenix, AZ 85004

                                       Director of Safeway Inc.
                                       Fourth and Jackson Streets
                                       Oakland, CA  94660

Robert K. Jaedicke                     Accounting Professor and Dean Emeritus of

Director                               Graduate School of Business, Stanford University
                                       Stanford, CA  94305

                                       Director of Homestake Mining Co.
                                       650 California Street
                                       San Francisco, CA 94108

                                       Director of California Water Service Company
                                       1720 North First Street
                                       San Jose, CA 95112

                                       Director of Boise Cascade Corp.
                                       1111 West Jefferson Street
                                       P.O. Box 50
                                       Boise, ID  83728

                                       Director of Enron Corp.
                                       1400 Smith Street
                                       Houston, TX  77002
                                       Director of GenCorp, Inc.
                                       175 Ghent Road
                                       Fairlawn, OH  44333

Thomas L. Lee                          Chairman and Chief Executive Officer
                                       of The Newhall Land and Farming Company
                                       10302 Avenue 7 1-2
                                       Firebaugh, CA  93622

                                       Director of Calmat Co.
                                       501 El Charro Rod
                                       Pleasanton, CA  94588

                                       Director of the Los Angeles Area Chamber of Commerce

                                       Director of First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA  90071

Ellen M. Newman                        President of Ellen Newman Associates
Director                               323 Geary Street,  Suite 507
                                       San Francisco, CA 94102

                                       Chair of Board of Trustees of
                                       University of California at San Francisco Foundation
                                       250 Executive Park Blvd., Suite 2000
                                       San Francisco, CA  94143

                                       Director of American Conservatory Theater
                                       30 Grant Avenue
                                       San Francisco, CA 94108

                                       Director of California Chamber of Commerce
                                       1201 K Street, 12th Floor
                                       Sacramento, CA 95814

Philip J. Quigley                      Chairman, Chief Executive Officer and
Director                               Director of Pacific Telesis Group
                                       130 Kearney Street, Rm. 3700
                                       San Francisco, CA 94108

                                       Director of Varian Associates
                                       3050 Hansen Way
                                       P.O. Box 10800
                                       Palo Alto, CA 94303

Carl E. Reichardt                      Director of Ford Motor Company
Director                               The American Road
                                       Dearborn, MI  48121

                                       Director of Hospital Corporation of America,
                                       HCA-Hospital Corp. of America
                                       One Park Plaza
                                       Nashville, TN  37203

                                       Director of Pacific Gas and Electric Company
                                       77 Beale Street
                                       San Francisco, CA 94105

                                       Director of Newhall Management Corporation
                                       23823 Valencia Blvd.
                                       Valencia, CA 91355

Donald B. Rice                         President, Chief Operating Officer and Director of
Director                               Teledyne, Inc.
                                       2049 Century Park East
                                       Los Angeles, CA  90067

                                       Director of Vulcan Materials Company
                                       One Metroplex Drive
                                       Birmingham, AL  35209

                                       Retired Secretary of the Air Force

Richard J. Stegemeier                  Chairman (Emeritus) of Unocal Corp
                                       44141 Yucca Avenue
                                       Lancaster,  CA  93534

                                       Director of Foundation Health Corporation
                                       166 4th
                                       Fort Irwin,  CA  92310

                                       Director of Halliburton Company
                                       3600 Lincoln Plaza
                                       500 North Alcard Street
                                       Dallas,  TX  75201

                                       Director of Northrop Grumman corp.
                                       1840 Century Park East

                                       Los Angeles,  CA 90067

                                       Director of Outboard Marine Corporation
                                       100 Seahorse Drive
                                       Waukegan,  IL 60085

                                       Director of Pacific Enterprises
                                       555 West Fifth Street    Suite 2900
                                       Los Angeles,  CA  90031

                                       Director of First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles,  CA  90071

Susan G. Swenson                       President and Chief Executive Officer of Cellular One
Director                               651 Gateway Blvd.
                                       San Francisco, CA 94080

David M. Tellep                        Chairman of the Board of Directors and
                                       Chief Executive Officer of Lockheed Martin Corp.
                                       6801 Rockledge Drive
                                       Bethesda, MD  20817

                                       Director of Edison International and
                                       Southern California Edison Company
                                       2244 Walnut Grove Ave.
                                       Rosemead, CA  91770

                                       Director of First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA  90071

Chang-Lin Tien                         Chancellor of University of California at Berkeley
Director                               UC at Berkeley
                                       Berkeley, CA 94720

John A. Young                          President, Director and Chief Executive Officer of
Director                               Hewlett-Packard Company
                                       3000 Hanover Street
                                       Palo Alto, CA  94304

                                       Director of Chevron Corporation
                                       225 Bush Street
                                       San Francisco, CA  94104

William F. Zuendt                      President and Chief Operating Officer of
President                              Wells Fargo & Company
                                       420 Montgomery Street
                                       San Francisco, CA  94105

                                       Director of 3Com Corp.
                                       5400 Bayfront Plaza

                                       P.O. Box 58145
                                       Santa Clara, CA  95052

                                       Director of MasterCard International
                                       888 Seventh Avenue
                                       New York, NY 10106

                                       Trustee of Golden Gate University
                                       536 Mission Street
                                       San Francisco, CA 94163


       Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Asset Allocation and U.S. Government Allocation Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position              Principal Business(es) During at
at BGFA                        Least the Last Two Fiscal Years
-------                        -------------------------------
Frederick L.A. Grauer          Director of BGFA and Co-Chairman and Director of BGI
Director                       45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                  Director of BGFA and C-Chairman and Director of BGI
Director                       45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint               Chairman of the Board of Directors of BGFA
Chairman and Director          and Chief Executive Officer of BGI
                               45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher              Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer        45 Fremont Street, San Francisco, CA 94105
                               Managing Director and Principal Accounting Officer at
                               Bankers Trust Company from 1988 - 1997
                               505 Market Street, San Francisco, CA  94105

       Prior to January 1, 1996, WFNIA served as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds of the Trust and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Organization and Management of the Funds" in the Prospectus and "Management" in the Statement of Additional Information for the Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

         (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for MasterWorks Funds Inc., Stagecoach Funds, Inc. and Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

         (c)  Not applicable.

Item 30.  Location of Accounts and Records.
          --------------------------------

         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

         (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

         (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, to the Asset Allocation and U.S. Government Allocation Funds at 45 Fremont, San Francisco, California 94105.

         (d) Stephens maintains all Records relating to its services as sponsor, co- administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.
          -------------------

         Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          -------------

         (a)  Not Applicable.

         (b)  Not applicable.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (e) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a trustee or trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by
              Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a)(2) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 26th day of August, 1998.


                              LIFE & ANNUITY TRUST


                              By /s/ Richard H. Blank, Jr.
                                 -------------------------
                                 (Richard H. Blank, Jr.)
                                 Secretary and Treasurer
                                 (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


   Signature                     Title                                     Date
   ---------                     -----                                     ----
                *                Trustee, Chairman and President
   -------------------------     (Principal Executive Officer)
   (R. Greg Feltus)

   /s/ Richard H. Blank, Jr.     Secretary and Treasurer                   8/26/98
   -------------------------     (Principal Financial Officer)
   (Richard H. Blank, Jr.)

                *                Trustee
   -------------------------
   (Jack S. Euphrat)

                *                Trustee
   -------------------------
   (Thomas S. Goho)

                *                Trustee
   -------------------------
   (Peter G. Gordon)

                *                Trustee
   -------------------------
   (Joseph N. Hankin)

                *                Trustee
   -------------------------
   (W. Rodney Hughes)

                *                Trustee
   -------------------------
   (J. Tucker Morse)

*By: /s/ Richard H. Blank, Jr.
     -------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     August 26, 1998

                             LIFE & ANNUITY TRUST
                         FILE NOS. 33-70988; 811-8118

                                 EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION
EX-99.B1(d)             Amendment No. 3 to the Declaration of Trust

EX-99.B5(a)(ii)         Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund

EX-99.B5(b)(iii)        Sub-Advisory Contract with Wells Capital Management on behalf of the Equity Value, Growth, Money Market and Strategic Growth
                        Funds

EX-99.B8(a)             Custody Agreement with Wells Fargo Institutional Trust
                        Company, N.A. on behalf of the Asset Allocation Fund and the
                        U.S. Government Allocation Fund

EX-99.B9(a)             Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds

EX-99.B9(b)             Co-Administration Agreement with Wells Fargo Bank, N.A. and
                        Stephens Inc. on behalf of the Funds

EX-99.B10               Opinion of Counsel - Morrison & Foerster LLP